Click to edit Master title style 3rd Quarter 2017 Earnings Conference Call October 25, 2017 EXHIBIT 99.2

Safe Harbor Statement 2 Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

• Strong year-to-date results ‒ Increasing 2017 operating EPS* guidance midpoint $0.12 to $5.54 • DTE ranked 2nd in customer satisfaction** with electric and gas residential customers in the Midwest • Gas Storage & Pipelines (GSP) ‒ NEXUS: received FERC Notice to Proceed; in-service 3Q 2018 ‒ Millennium: received FERC certificate for CPV Valley Lateral; in-service 4Q 2018 • Power & Industrial Projects (P&I) ‒ Finalized agreements on industrial energy services project; beginning operations late 2019 3 Continuing to deliver significant shareholder value and achieve significant milestones * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** J.D. Power 2017 Electric and Gas Utility Residential Customer Satisfaction Study

3Q 2016 3Q 2017 Change DTE Electric 285$ 222$ (63)$ DTE Gas (4) (13) (9) Gas Storage & Pipelines 28 36 8 Power & Industrial Projects 35 44 9 Corporate & Other (1) (15) (14) Growth segments** 343$ 274$ (69)$ Growth segments operating EPS 1.91$ 1.53$ (0.38)$ Energy Trading 10$ (10)$ (20)$ DTE Energy 353$ 264$ (89)$ Operating EPS 1.96$ 1.48$ (0.48)$ Avg. Shares Outstanding 179.5 179.5 DTE Electric • Cooler weather in 2017 DTE Gas • Timing of main renewal revenue and higher O&M expense Gas Storage & Pipelines • Link acquisition and pipeline and gathering favorability Power & Industrial Projects • Incremental REF sites Corporate & Other • Timing of taxes Energy Trading • Lower realized power results (millions, except EPS) Primary DriversOperating Earnings 4 3rd quarter operating earnings* variance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading

DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding (millions, except EPS) Increasing 2017 operating EPS* guidance midpoint by $0.12 5 Prior Guidance Revised Guidance $610 - $624 143 - 151 150 - 160 115 - 125 (64) - (60) $954 - $1,000 $5.32 - $5.58 $10 - $20 $964 - $1,020 179.5 $5.38 - $5.69 $610 - $624 143 - 151 145 - 155 100 - 110 (64) - (60) $934 - $980 $5.21 - $5.46 $10 - $20 $944 - $1,000 179.5 $5.26 - $5.57 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading

Prior Guidance Revised Guidance DTE Electric Distribution Infrastructure $690 $690 New Generation 45 45 Replacement & Other 725 725 $1,460 $1,460 DTE Gas Base Infrastructure $200 $200 NEXUS Related 90 90 Main Renewal 145 145 $435 $435 Non-Utility $900 - $1,100 $550 - $650 Total $2,795 - $2,995 $2,445 - $2,545 (millions) Prior Guidance Revised Guidance Cash From Operations $1.9 $1.9 Capital Expenditures (3.0) (2.5) Free Cash Flow ($1.1) ($0.6) Asset Sales & Other - - Dividends (0.6) (0.6) Net Cash ($1.7) ($1.2) Debt Financing: Issuances $2.0 $1.6 Redemptions (0.3) (0.4) Change in Debt $1.7 $1.2 6 Updating 2017 cash flow and capital expenditures guidance (billions) Cash Flow Capital Expenditures

7 Summary • Increasing 2017 operating EPS* guidance given continued strong financial performance • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Continuing strategic and sustainable growth in non-utility businesses • Maintaining strong balance sheet • Delivering strong EPS and dividend growth that drive premium total shareholder returns EEI conference presentation is November 7th with Gerry Anderson – Chairman & CEO Webcast access: www.dteenergy.com/investors * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE Energy Investor Relations dteenergy.com/investors (313) 235-8030 8 Contact us

Appendix 9

Our business strategy is fundamental to creating value for investors  Infrastructure investments drive regulated utility growth  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Distinctive operational excellence and customer satisfaction deliver service integrity  Strong BBB credit rating supports dividend and EPS growth 5%-7% Operating EPS* growth target ~7% dividend growth targeted in 2018 and 2019** Premium total shareholder return Strong balance sheet 10 ** Subject to Board approval * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

• Return to relatively normal weather Variance to normal weather – 3Q 2016: $53 – 3Q 2017: $3 • Rate base growth (depreciation, property tax and interest) $285 $222($3) ($50) Primary DriversOperating Earnings* Variance (millions) 3Q 2016 Operating Earnings 3Q 2017 Operating Earnings Weather Other ($10) Rate Base 11 DTE Electric variance analysis * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

YTD 2016 YTD 2017 DTE Electric Distribution Infrastructure $381 $478 New Generation 101 41 Replacement & Other 517 584 $999 $1,103 DTE Gas Base Infrastructure $138 $140 NEXUS Related 45 73 Main Renewal 85 123 $268 $336 Non-Utility $274 $387 Total $1,541 $1,826 YTD 2016 YTD 2017 Cash From Operations $1.8 $1.6 Capital Expenditures (1.5) (1.8) Free Cash Flow $0.3 ($0.2) Asset Sales & Other - ($0.1) Dividends (0.4) (0.4) Net Cash ($0.1) ($0.7) Debt Financing: Issuances $0.6 $1.1 Redemptions (0.5) (0.4) Change in Debt $0.1 $0.7 Capital ExpendituresCash Flow (billions) (millions) 12 September YTD cash flow and capital expenditures

Earnings impact of weather Cooling degree days Heating degree days Earnings impact of weather Weather Normal Electric Sales* DTE Electric service territory Variance from normal weather (GWh) Variance from normal weather 3Q 2016 3Q 2017 % change Actuals 823 590 (28%) Normal 580 580 0% Deviation from normal 42% 2% 3Q 2016 3Q 2017 % change Actuals 47 100 113% Normal 125 115 (8%) Deviation from normal (62%) (13%) ($ millions, after-tax) 3Q YTD 2016 $53 $59 2017 $3 ($11) ($ millions, after-tax) 3Q YTD 2016 ($1) ($12) 2017 - ($26) DTE Gas service territory ($ per share) 3Q YTD 2016 $0.29 $0.33 2017 $0.02 $0.06 ($ per share) 3Q YTD 2016 ($0.01) ($0.07) 2017 $0.00 ($0.14) YTD 2016 YTD 2017 % change Residential 11,633 11,425 (2%) Commercial 15,441 15,275 (1%) Industrial 9,001 9,062 1% Other 193 188 (3%) TOTAL SALES** 36,268 35,950 (1%) DTE Electric DTE Gas DTE Electric service territory 13 YTD 2016 YTD 2017 % change Actuals 1,098 822 (25%) Normal 795 795 0% Deviation from normal 38% 3% YTD 2016 YTD 2017 % change Actuals 3,802 3,561 (6%) Normal 4,220 4,164 (1%) Deviation from normal (10%) (14%) Weather and DTE Electric weather normal sales * Includes adjustments for temperature normalization and customer outages due to weather ** Includes choice of 3,694 YTD 2016 and 3,635 YTD 2017

3rd quarter and September YTD Energy Trading reconciliation of operating earnings* to economic net income 14 3Q YTD 2016 2017 Operating Earnings $10 ($10) Accounting Adjustments** (9) 7 Economic Net Income $1 ($3) 2016 2017 Operating Earnings $26 $12 Accounting Adjustments** 5 7 Economic Net Income $31 $19 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix

3rd quarter 2017 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

3Q 2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$219	($15)	$36	$44	($15)	$269	$1	$270
System implementation costs	3	2				5		5
Certain mark-to-market transactions							(11)	(11)
	$222	($13)	$36	$44	($15)	$274	($10)	$264

EPS**

3Q 2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$1.22	($0.08)	$0.20	$0.24	($0.08)	$1.50	$0.01	$1.51
System implementation costs	0.02	0.01				0.03		0.03
Certain mark-to-market transactions							(0.06)	(0.06)
	$1.24	($0.07)	$0.20	$0.24	($0.08)	$1.53	($0.05)	$1.48

* Total tax impact of adjustments to reported earnings: ($4) million

** Total tax impact of adjustments to reported EPS: ($0.02)

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3rd quarter 2016 reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

3Q 2016 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$285	($4)	$28	$34	($1)	$342	($4)	$338
Plant closure				1		1		1
Certain mark-to-market transactions							14	14
	$285	($4)	$28	$35	($1)	$343	$10	$353

EPS**

3Q 2016 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$1.58	($0.03)	$0.16	$0.19	$0.00	$1.90	($0.02)	$1.88
Plant closure				0.01		0.01		0.01
Certain mark-to-market transactions							0.07	0.07
	$1.58	($0.03)	$0.16	$0.20	$0.00	$1.91	$0.05	$1.96

* Total tax impact of adjustments to reported earnings: $9 million

** Total tax impact of adjustments to reported EPS: $0.05

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Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP) 17